SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

                             Date of Report: May 19, 1994

                            SOUTHWESTERN BELL CORPORATION

                                A Delaware Corporation

                              Commission File No. 1-8610

                             IRS Employer No. 43-1301883

                       175 E. Houston, San Antonio, Texas 78205

                           Telephone Number (210) 821-4105

          Item 7. Financial Statements and Exhibits

          Southwestern Bell Corporation is filing herewith the following exhibits.

               (c)  Exhibits.

          EXHIBIT
          NUMBER              DESCRIPTION

          4-a Southwestern Bell Capital Corporation Officers' Certificate dated May 12, 1994 for Floating Rate Notes, one of a duly authorized issue of notes of the Series,"Medium-Term Notes, Series D, Due Nine Months to Thirty Years From Date of Issue," pursuant to Section 2.02(b) of the Indenture

          4-b       Form of Floating Rate Note

                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           SOUTHWESTERN BELL CORPORATION


                                            /s/ Donald E. Kiernan
                                           Senior Vice President,
                                           Treasurer
                                           and Chief Financial Officer



          May 19, 1994